UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2007
FTS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada 000-24829 84-1416864 (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)

7610 West Hillsborough Ave., Tampa, FL 33615

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (813) 868-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On December 6, 2006, FTS Group, Inc.'s (the "Company") Board of Directors concluded that certain of the Company’s previously issued financial statements would be restated in order to reclassify the treatment of warrants from equity to liability. As a result, the financial statements and independent auditor's report included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, and the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 were restated. On April 26, 2007, the Company’s Board of Directors concluded that it would be necessary to restate these previously restated financial statements. As a result of the restatement, the financial statements and independent auditor's report included in the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2005, and the financial statements included in the Company's Quarterly Reports on Form 10-QSB/A for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 should no longer be relied upon.

Management believes that this restatement is necessary in order to bring the Company’s financial statements into compliance with Generally Accepted Accounting Principles, or GAAP, as it relates to issues surrounding the Fair Valuation of investment instruments such as warrants. Upon further review of the various accounting rules relating to this issue, the Company determined that in order for it to comply with GAAP accounting, it must restate the filings described above to include fair value calculations of outstanding warrants. The Company has included the updated fair value information in its most recent 10-KSB/A filing for the period ended December 31, 2006. Investors should not rely upon those financial statements included in its 2005 Form 10-KSB and all subsequent quarterly filings through the third quarter of 2006 without taking into account the anticipated adjustments described in this Form 8-K and in the Press Release dated April 26, 2007.

The Company's management and Board of Directors have discussed the subject matter giving rise to this conclusion disclosed in this Item 4.02 with R.E. Bassie & Co., its independent accounting firm.

The foregoing description of the Press Release is qualified in its entirety by, and made subject to, the more complete information set forth in the Press Release filed as Exhibit 99.1, and incorporated herewith.

This report contains forward-looking statements that involve risks and uncertainties. The Company generally uses words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. The Company's actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in the Company's Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and the Company's future results, levels of activity, performance or achievements may not meet these expectations. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER DESCRIPTION --------------------------- ---------------------------------------------- 99.1 Press Release dated April 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS Group, Inc.
(Registrant)

Date April 26, 2007
----------------------------

/s/ Scott Gallagher ----------------------------------- (Signature) Name: Scott Gallagher Title: Chief Executive Officer